QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.3

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in this Registration Statement on Amendment No. 4 to Form 10 of Atlantic Power Corporation of our report dated March 13, 2009 relating to the consolidated financial statements of Chambers Cogeneration Limited Partnership and its subsidiaries for the years ended December 31, 2007 and December 31 2008, which appears in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
July 21, 2010

QuickLinks

  Exhibit 23.3
CONSENT OF INDEPENDENT ACCOUNTANTS